UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Smith Barney Investment Funds Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31
Date of reporting period: June 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY
INVESTMENT GRADE BOND FUND

CLASSIC SERIES | SEMI-ANNUAL REPORT | JUNE 30, 2005

i

Smith Barney Mutual Funds

Your Serious Money. Professionally Managed.®

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

	Classic Series

	Semi-Annual Report • June 30, 2005

	SMITH BARNEY INVESTMENT
DAVID A. TORCHIA PORTFOLIO MANAGER	GERALD J. CULMONE PORTFOLIO MANAGER	GRADE BOND FUND

DAVID A. TORCHIA
David A. Torchia has 21 years of securities business experience. Mr. Torchia holds a BS from the University of Pittsburgh and an MBA in Finance from Lehigh University.	What’s Inside

	Letter from the Chairman	1

	Fund at a Glance	4

	Fund Expenses	5

GERALD J. CULMONE	Schedule of Investments	7
Gerald J. Culmone has 16 years of securities business experience. Mr. Culmone holds a BS in Finance from Rider University.
	Statement of Assets and Liabilities	15

	Statement of Operations	16

	Statements of Changes in Net Assets	17
FUND OBJECTIVE
The Fund seeks as high a level of current income as is consistent with prudent investment management and preservation of capital. Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in “investment-grade” fixed-income securities and related investments.	Financial Highlights	18

	Notes to Financial Statements	22

LETTER FROM THE CHAIRMAN

Dear Shareholder,	R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

The U.S. economy overcame a number of obstacles and continued to expand during the reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8%, mirroring the solid gain that occurred during the fourth quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. The Fed’s nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25%.

During the reporting period, the fixed-income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates declined. When the period began, the federal funds target rate was 2.25% and the yield on the 10-year U.S.Treasury note was 4.24%. When the reporting period ended, the federal funds rate had risen to 3.25% and the yield on the 10-year U.S.Treasury note had fallen to 3.92%. Declining long-term rates, mixed economic data, and periodic flights to quality all supported bond prices. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Index,iv returned 2.51%.

PERFORMANCE SNAPSHOT AS OF JUNE 30, 2005 (excluding sales charges) (unaudited)

6 Months
Investment Grade Bond Fund — Class A shares	4.34%
Lehman Brothers US Credit Long-Term Bond Index	5.65%
Citigroup Credit Index 10+	5.80%
Lipper Corporate Debt Funds A-Rated Funds Category Average	2.22%

The performance shown represents past performance.  Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All class share returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses.  Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.  Excluding sales charges, Class B shares returned 4.08%, Class C shares returned 4.09% and Class Y shares returned 4.55% over the six months ended June 30, 2005.

1   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Performance Review

For the six months ended June 30, 2005, Class A shares of the Smith Barney Investment Grade Bond Fund, excluding sales charges, returned 4.34%. These shares outperformed the Lipper Corporate Debt Funds A-Rated Funds Category Average,1 which increased 2.22%. The Fund’s unmanaged benchmarks, the Lehman Brothers US Credit Long-Term Bond Indexv and the Citigroup Credit Index 10+vi, returned 5.65% and 5.80%, respectively, for the same period.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore, the Fund’s Board of Directors will be asked to approve a new investment advisory contract between the Fund and the Adviser. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 1, 2005, the Board approved the new investment advisory contract between the Fund and the Adviser.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
President, Chairman and Chief Executive Officer

August 2, 2005

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 200 funds in the Fund’s Lipper category, and excluding sales charges.

2   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to credit risks and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s shares. The Fund has greater sensitivity to changes in interest rates than a Fund investing in securities with shorter maturities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The Fund is subject to certain risks of overseas investing, including changes in political and economic conditions.

All index performance reflects no deduction for fees, expenses or taxes. Please note that, the case of each index described below, an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher and having at least one year to maturity.

[v]	The Lehman Brothers US Credit Long-Term Bond Index is a broad-based unmanaged index of investment-grade corporate bonds.
vi	The Citigroup Credit Index 10+ is an unmanaged broad-based index of corporate bonds with maturities greater than 10 years that is compiled by an affiliate of the Fund’s Adviser.

3   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

4   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2005 and held for the six months ended June 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Class A	4.34%	$1,000.00	$1,043.40	1.05%	$5.32

Class B	4.08	1,000.00	1,040.80	1.59	8.05

Class C	4.09	1,000.00	1,040.90	1.67	8.45

Class Y	4.55	1,000.00	1,045.50	0.65	3.30

(1)	For the six months ended June 30, 2005.
(2)

Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers the total return would have been lower.

(3)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

5   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)

Class A	5.00%	$1,000.00	$1,019.59	1.05%	$5.26

Class B	5.00	1,000.00	1,016.91	1.59	7.95

Class C	5.00	1,000.00	1,016.51	1.67	8.35

Class Y	5.00	1,000.00	1,021.57	0.65	3.26

(1)	For the six months ended June 30, 2005.
(2)

Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Schedule of Investments (unaudited)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

CORPORATE BONDS & NOTES — 90.8%

Aerospace/Defense — 2.9%
$6,500,000	A	Boeing Co., Debentures, 6.875% due 10/15/43	$8,358,909
1,000,000	A	Honeywell, Inc., Debentures, 6.625% due 6/15/28	1,221,066
4,000,000	BBB	Northrop Grumman Corp., Debentures, 7.750% due 2/15/31	5,428,220
5,000,000	BBB-	Raytheon Co., Debentures, 7.200% due 8/15/27	6,262,365
5,250,000	A	United Technologies Corp., Debentures, 7.500% due 9/15/29	7,038,790

		Total Aerospace/Defense	28,309,350

Agriculture — 0.1%
1,250,000	A+	Cargill, Inc., Medium-Term Notes, 5.000% due 11/15/13 (a)	1,282,119

Auto Manufacturers — 2.1%
6,500,000	BBB	DaimlerChrysler Corp., Debentures, 7.450% due 3/1/27	7,422,214
5,000,000	BB+	Ford Motor Co., Notes, 7.450% due 7/16/31	4,184,760
10,000,000	BB	General Motors Corp., Senior Debentures, 8.375% due 7/15/33	8,400,000

		Total Auto Manufacturers	20,006,974

Banks — 13.0%
10,000,000	A	BAC Capital Trust VI, Capital Securities, 5.625% due 3/8/35	10,310,010
4,700,000	Baa2(b)	Banco Mercantil del Norte SA/Cayman Islands, Subordinated Notes, 5.875% due 2/17/14 (a)(c)	4,799,875
6,250,000	A	Bank of New York Co., Inc., Senior Subordinated Notes, 3.400% due 3/15/13 (c)	6,088,525
6,850,000	A	Bank One Corp., Subordinated Notes, 5.900% due 11/15/11	7,397,651
6,800,000	A	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	7,626,064
3,025,000	A+	HBOS PLC, Subordinated Notes, 6.000% due 11/1/33 (a)	3,389,128
6,000,000	A	HSBC Holdings PLC, Subordinated Notes, 7.625% due 5/17/32 (a)	7,908,132
7,000,000	A-	Huntington National Bank, Senior Notes, 3.125% due 5/15/08	6,780,284
7,100,000	A1(b)	National City Bank of Indiana, Bonds, 4.250% due 7/1/18	6,689,549
7,500,000	A	Nationwide Building Society, Bonds, 5.000% due 8/1/15 (a)	7,682,272
6,500,000	BBB+	PNC Funding Corp., Subordinated Notes, 6.125% due 2/15/09	6,908,694
6,800,000	A	SLM Corp., Medium-Term Notes, 5.625% due 8/1/33	7,354,275
5,000,000	BBB-	Sovereign Bank, Subordinated Notes, 4.375% due 8/1/13 (c)	4,980,525
5,800,000	A-	Standard Chartered Bank PLC, Subordinated Notes, 8.000% due 5/30/31 (a)	7,935,398
5,625,000	A+	SunTrust Bank, Subordinated Notes, 5.450% due 12/1/17	5,924,205
6,000,000	A+	U.S. Bank North America, Subordinated Notes, 4.950% due 10/30/14	6,177,924
5,800,000	A+	Wachovia Bank NA, Subordinated Notes, 7.800% due 8/18/10	6,744,170
		Washington Mutual, Inc.:
7,125,000	A-	Notes, 4.200% due 1/15/10	7,075,268
5,000,000	BBB+	Subordinated Notes, 4.625% due 4/1/14	4,876,870

		Total Banks	126,648,819

Beverages — 1.8%
3,000,000	A+	Anheuser-Busch Cos., Inc., Senior Bonds, 6.000% due 11/1/41	3,435,900
7,125,000	A	Diageo Capital PLC, Notes, 4.850% due 5/15/18	7,144,929
6,900,000	A	PepsiAmericas, Inc., Bonds, 5.500% due 5/15/35	7,250,851

		Total Beverages	17,831,680

Building Materials — 0.5%
4,000,000	BBB+	Masco Corp., Bonds, 6.500% due 8/15/32	4,625,476

Chemicals — 1.2%
5,000,000	A	PPG Industries, Inc., Debentures, 9.000% due 5/1/21	6,852,000
3,715,000	BBB+	Rohm & Haas Co., Debentures, 7.850% due 7/15/29	5,078,899

		Total Chemicals	11,930,899

See Notes to Financial Statements.

7   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

Computers — 1.6%
$6,075,000	A	Dell, Inc., Debentures, 7.100% due 4/15/28	$7,704,856
6,275,000	A+	International Business Machines Corp., Debentures, 7.000% due 10/30/25	7,767,207

		Total Computers	15,472,063

Cosmetics/Personal Care — 0.6%
5,000,000	AA-	Procter & Gamble Co., Debentures, 6.450% due 1/15/26	5,965,885

Diversified Financial Services — 12.0%
7,125,000	BBB+	Amvescap PLC, Senior Notes, 5.900% due 1/15/07	7,315,380
5,000,000	BBB	Capital One Bank, Notes, 4.875% due 5/15/08 (a)	5,077,970
7,400,000	A	CIT Group Co. of Canada, Notes, 5.200% due 6/1/15	7,497,939
7,090,000	A	Countrywide Home Loans, Inc., Medium-Term Notes, Series M, 4.125% due 9/15/09	7,003,013
6,600,000	A+	Credit Suisse First Boston (USA), Inc., Notes, 4.700% due 6/1/09	6,712,708
7,175,000	BB+	Ford Motor Credit Co., Notes, 7.875% due 6/15/10	7,097,481
8,775,000	AAA	General Electric Capital Corp., Global Medium-Term Notes, 6.000% due 6/15/12	9,583,845
7,000,000	A-	Goldman Sachs Capital I, Capital Securities, 6.345% due 2/15/34	7,610,610
6,025,000	A+	Goldman Sachs Group, Inc., Notes, 6.125% due 2/15/33	6,609,660
4,975,000	BBB	Independence Community Bank Corp., Notes, 3.500% due 6/20/13 (c)	4,807,034
7,250,000	AA-	International Lease Finance Corp., Notes, Series O, 4.375% due 11/1/09	7,269,735
6,600,000	A	JPMorgan Chase & Co., Subordinated Notes, 6.625% due 3/15/12	7,357,574
5,000,000	A	Lehman Brothers Holdings, Inc., Senior Notes, 8.800% due 3/1/15	6,530,585
4,400,000	BBB	MBNA America Bank NA, Subordinated Notes, 6.750% due 3/15/08	4,688,750
800,000	BBB	MBNA Corp., Medium-Term Notes, 6.250% due 1/17/07	825,745
		Merrill Lynch & Co., Inc., Notes:
1,600,000	A+	6.875% due 11/15/18	1,892,864
5,000,000	A+	6.750% due 6/1/28	5,974,655
5,670,000	AAA	Prudential Holdings LLC, Bonds, Series B, FSA-Insured, 7.245% due 12/18/23 (a)	7,046,829
4,530,000	AA-	State Street Corp., Notes, 7.350% due 6/15/26	5,836,343

		Total Diversified Financial Services	116,738,720

Electric — 6.4%
6,225,000	A	Alabama Power Co., Bonds, Series 1, 5.650% due 3/15/35	6,506,438
4,950,000	BBB	Appalachian Power Co., Senior Notes, Series H, 5.950% due 5/15/33	5,344,010
6,400,000	BBB	Carolina Power & Light Co., First Mortgage Bonds, 6.125% due 9/15/33	7,245,293
5,000,000	A-	Commonwealth Edison Co., Secured Notes, 5.875% due 2/1/33	5,679,945
		Consolidated Edison Co. of New York, Debentures:
3,000,000	A	Series 2002-B, 4.875% due 2/1/13	3,073,527
4,500,000	A	Series 2003-B, 3.850% due 6/15/13	4,315,392
5,000,000	BBB	Duke Energy Corp., Bonds, 6.450% due 10/15/32	5,717,720
4,950,000	BBB+	Entergy Gulf States, Inc., First Mortgage Bonds, 6.200% due 7/1/33	5,190,050
7,175,000	A	Florida Power & Light Co., First Mortgage Bonds, 5.625% due 4/1/34	7,861,260
925,000	A-	MidAmerican Energy Co., Bonds, 6.750% due 12/30/31	1,138,544
5,000,000	BBB-	MidAmerican Energy Holdings Co, Senior Notes, 4.625% due 10/1/07	5,024,455
5,515,000	BBB	NiSource Finance Corp., Notes, 3.200% due 11/1/06	5,456,414

		Total Electric	62,553,048

Food — 3.9%
1,275,000	A+	Archer-Daniels-Midland Co., Senior Debentures, 6.625% due 5/1/29	1,530,289
5,700,000	A	Campbell Soup Co., Debentures, 8.875% due 5/1/21	8,164,857
2,700,000	A-	H.J. Heinz Finance Co., Notes, 6.750% due 3/15/32	3,293,336
6,200,000	BBB+	Kraft Foods, Inc., Bonds, 6.500% due 11/1/31	7,313,098
3,750,000	BBB-	Kroger Co., Senior Notes, 6.750% due 4/15/12	4,158,124

See Notes to Financial Statements.

8   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

Food — 3.9% (continued)
$5,000,000	A	Sara Lee Corp., Notes, 6.250% due 9/15/11	$5,368,340
7,500,000	A+	Unilever Capital Corp., Senior Notes, 5.900% due 11/15/32	8,386,440

		Total Food	38,214,484

Food Service — 0.8%
6,150,000	A	McDonald’s Corp., Debentures, 6.375% due 1/8/28	7,242,978

Forest Products & Paper — 0.6%
5,000,000	BBB	Willamette Industries, Inc., Debentures, 7.350% due 7/1/26	5,652,585

Health Care Services — 2.8%
4,500,000	A-	Baxter International, Inc., Notes, 5.250% due 5/1/07	4,585,473
4,750,000	BBB	Humana, Inc., Senior Notes, 6.300% due 8/1/18	5,205,373
4,775,000	BBB	Quest Diagnostics, Inc., Senior Notes, 6.750% due 7/12/06	4,897,803
6,800,000	A	UnitedHealth Group, Inc., Senior Notes, 5.000% due 8/15/14	7,048,887
4,685,000	BBB+	WellPoint Health Networks, Inc., Notes, 6.375% due 1/15/12	5,173,482

		Total Health Care Services	26,911,018

Holding Companies-Diversified — 0.6%
5,000,000	A-	EnCana Holdings Finance Corp., Notes, 5.800% due 5/1/14	5,374,685

Home Builders — 1.0%
6,750,000	BBB	Lennar Corp., Senior Unsecured Notes, 5.600% due 5/31/15 (a)	6,930,731
3,000,000	BBB-	Pulte Homes, Inc., Notes, 6.000% due 2/15/35	2,928,774

		Total Home Builders	9,859,505

Insurance — 3.8%
8,000,000	AA+	AIG SunAmerica Global Financing X, Bonds, 6.900% due 3/15/32 (a)	9,876,264
5,000,000	AA	Allstate Financial Global Funding, Notes, 5.250% due 2/1/07 (a)	5,092,800
4,005,000	BBB	Infinity Property & Casualty Corp., Senior Notes, Series B, 5.500% due 2/18/14	4,025,193
6,575,000	AA-	New York Life Insurance Co., Notes, 5.875% due 5/15/33 (a)	7,212,203
5,000,000	A+	Progressive Corp., Senior Notes, 6.625% due 3/1/29	5,992,340
4,500,000	A-	Stingray Pass-Through Trust Certificates, Medium-Term Notes, 5.902% due 1/12/15 (a)	4,645,740

		Total Insurance	36,844,540

Machinery-Diversified — 2.1%
5,000,000	A-	Deere & Co., Debentures, 8.100% due 5/15/30	7,131,465
5,000,000	AA	Illinois Tool Works, Inc., Notes, 5.750% due 3/1/09	5,288,805
7,500,000	A+	Nucor Corp., Notes, 4.875% due 10/1/12	7,708,537

		Total Machinery-Diversified	20,128,807

Media — 4.4%
4,500,000	BBB+	Comcast Corp., Unsecured Notes, 7.050% due 3/15/33	5,330,556
4,411,000	BBB-	Cox Communications, Inc., Notes, 7.750% due 11/1/10	4,999,917
6,600,000	A-	Knight-Ridder, Inc., Debentures, 6.875% due 3/15/29	7,916,924
5,000,000	BBB-	News America Holdings, Inc., Senior Debentures, 8.500% due 2/23/25	6,361,325
5,000,000	BBB+	Time Warner Cos., Inc., Debentures, 7.570% due 2/1/24	6,125,255
		Viacom, Inc., Senior Notes:
5,825,000	BBB+	7.700% due 7/30/10	6,508,197
5,000,000	BBB+	8.625% due 8/1/12	5,863,980

		Total Media	43,106,154

Mining — 0.8%
5,000,000	A+	BHP Finance USA Ltd., Debentures, 7.250% due 3/1/16	5,983,225
1,025,000	BBB	Phelps Dodge Corp., Senior Notes, 8.750% due 6/1/11	1,240,764

		Total Mining	7,223,989

See Notes to Financial Statements.

9   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

Miscellaneous Manufacturing — 2.6%
$5,625,000	A-	Avery Dennison Corp., Notes, 4.875% due 1/15/13	$5,757,823
7,150,000	A-	Cooper Industries, Inc., Senior Notes, 5.500% due 11/1/09	7,457,278
4,527,000	A-	Ingersoll-Rand Co., Notes, 6.250% due 5/15/06	4,606,087
7,000,000	A-	V.F. Corp., Notes, 6.000% due 10/15/33	7,610,050

		Total Miscellaneous Manufacturing	25,431,238

Oil & Gas — 6.9%
4,750,000	BBB+	AGL Capital Corp., Senior Notes, 4.950% due 1/15/15	4,766,392
4,800,000	BBB+	Burlington Resources Finance Co., Senior Notes, 6.680% due 2/15/11	5,303,247
3,100,000	A-	Global Marine, Inc., Notes, 7.000% due 6/1/28	3,868,298
6,400,000	AA	Lasmo (USA), Inc., Notes, 7.300% due 11/15/27	8,322,087
5,000,000	BBB+	Marathon Oil Corp., Debentures, 9.125% due 1/15/13	6,366,940
4,850,000	BBB-	Nexen, Inc., Notes, 5.050% due 11/20/13	4,926,494
8,225,000	A	Norsk Hydro A/S, Debentures, 6.800% due 1/15/28	10,155,909
5,000,000	BBB	Ocean Energy, Inc., Senior Notes, 7.500% due 9/15/27	5,999,725
4,600,000	BBB+	Precision Drilling Corp., Notes, 5.625% due 6/1/14	4,764,514
5,600,000	A-	Tosco Corp., Notes, 8.125% due 2/15/30	7,913,836
5,050,000	BBB-	Valero Energy Corp., Notes, 4.750% due 6/15/13	5,008,110

		Total Oil & Gas	67,395,552

Pharmaceuticals — 2.4%
3,435,000	AA	Eli Lilly & Co., Notes, 7.125% due 6/1/25	4,400,736
5,000,000	AA-	Merck & Co., Inc., Debentures, 5.950% due 12/1/28	5,580,280
5,850,000	A	Wyeth, Notes, 6.500% due 2/1/34	6,862,559
5,000,000	AA+	Zeneca Wilmington, Inc., Debentures, 7.000% due 11/15/23	6,335,465

		Total Pharmaceuticals	23,179,040

Pipelines — 2.2%
4,925,000	BBB+	Consolidated Natural Gas Co., Debentures, 6.800% due 12/15/27	5,748,593
7,025,000	A-	Equitable Resources, Inc., Notes, 5.150% due 11/15/12	7,344,209
6,350,000	A-	TransCanada PipeLines Ltd., Medium-Term Notes, 7.700% due 6/15/29	8,569,661

		Total Pipelines	21,662,463

Real Estate — 0.5%
4,750,000	BBB+	ERP Operating LP, Notes, 5.250% due 9/15/14	4,856,386

REITs — 1.5%
4,720,000	BBB	Boston Properties LP, Senior Notes, 6.250% due 1/15/13	5,150,615
5,075,000	BBB-	iStar Financial, Inc., Senior Notes, 5.150% due 3/1/12	5,022,814
4,475,000	BBB	Vornado Realty LP, Senior Notes, 5.625% due 6/15/07	4,563,287

		Total REITS	14,736,716

Retail — 2.7%
2,500,000	A-	CVS Corp., Notes, 5.625% due 3/15/06	2,526,267
4,605,000	BBB	Limited Brands, Inc., Debentures, 6.950% due 3/1/33	4,811,120
6,300,000	A+	Lowe’s Cos., Inc., Debentures, 6.875% due 2/15/28	7,840,268
4,775,000	A-	Nordstrom, Inc., Senior Debentures, 6.950% due 3/15/28	5,465,809
5,000,000	BBB-	Safeway, Inc., Notes, 5.800% due 8/15/12	5,263,250

		Total Retail	25,906,714

Savings & Loans — 1.0%
4,000,000	BBB-	Astoria Financial Corp., Notes, 5.750% due 10/15/12	4,196,920
4,850,000	BBB-	Webster Bank, Subordinated Notes, 5.875% due 1/15/13	5,147,999

		Total Savings & Loans	9,344,919

See Notes to Financial Statements.

10   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

Telecommunications — 5.8%
$6,300,000	A	Ameritech Capital Funding, Debentures, 6.875% due 10/15/27	$7,265,941
7,000,000	A	BellSouth Telecommunications, Inc., Debentures, 5.850% due 11/15/45	7,205,163
5,000,000	BBB+	Motorola, Inc., Debentures, 6.500% due 9/1/25	5,530,065
3,675,000	A	New Cingular Wireless Services, Inc., Senior Notes, 8.750% due 3/1/31	5,166,936
5,000,000	A	SBC Communications, Inc., Bonds, 6.450% due 6/15/34	5,641,165
4,585,000	BBB-	Sprint Capital Corp., Notes, 8.375% due 3/15/12	5,522,215
4,950,000	BBB+	Telecom Italia Capital SA, Notes, 4.000% due 1/15/10 (a)	4,814,692
8,500,000	A+	Verizon Virginia, Inc., Debentures, Series A, 4.625% due 3/15/13	8,378,408
6,300,000	A	Vodafone Group PLC, Notes, 6.250% due 11/30/32	7,215,560

		Total Telecommunications	56,740,145

Transportation — 1.4%
6,000,000	BBB+	Burlington Northern Santa Fe Corp., Notes, 5.900% due 7/1/12	6,485,490
6,850,000	A	Union Pacific Corp., Pass-Through Certificates, 4.698% due 1/2/24	6,824,484

		Total Transportation	13,309,974

Water — 0.8%
8,175,000	BBB+	United Utilities PLC, Senior Notes, 4.550% due 6/19/18	7,701,291

		TOTAL CORPORATE BONDS & NOTES
		(Cost — $827,861,680)	882,188,216

ASSET-BACKED SECURITY — 0.7%

Diversified Financial Services — 0.7%
6,050,000	AAA	Atlantic City Electric Transition Funding LLC, Series 2002-1, Class A4, 5.550% due 10/20/23
		(Cost — $6,109,652)	6,626,867

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.9%
2,500,000	AAA	LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A4, 4.510% due 12/15/29	2,515,356
1,420,798	AAA	Merrill Lynch Mortgage Investors, Inc., Series 2005-A2, Class A4, 4.505% due 2/25/35 (c)	1,417,018
		Structured Asset Securities Corp.:
1,650,407	AA(d)	Series 1998-3, Class M1, 4.314% due 3/25/28 (c)	1,652,021
2,721,341	AA	Series 1998-8, Class M1, 4.254% due 8/25/28 (c)	2,723,897

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
		(Cost — $8,310,983)	8,308,292

MORTGAGE-BACKED SECURITIES — 0.4%

FNMA — 0.0%
138,466		Federal National Mortgage Association (FNMA), 6.500% due 9/1/28-1/1/29	143,840

GNMA — 0.4%
3,478,156		Government National Mortgage Association (GNMA), 6.500% due 3/15/28-3/15/29	3,640,563

		TOTAL MORTGAGE-BACKED SECURITIES
		(Cost — $3,594,159)	3,784,403

See Notes to Financial Statements.

11   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

FACE AMOUNT	RATING‡	SECURITY	VALUE

SOVEREIGN BONDS — 3.2%

Canada — 2.7%
$5,600,000	A	Province of Nova Scotia, Debentures, 7.250% due 7/27/13	$6,727,963
10,000,000	A+	Province of Quebec, Debentures, 7.500% due 7/15/23-9/15/29	13,741,065
5,000,000	AA-	Province of Saskatchewan, Debentures, 8.000% due 2/1/13	6,232,295

		Total Canada	26,701,323

Italy — 0.5%
3,800,000	AA-	Republic of Italy, Debentures, 6.875% due 9/27/23	4,812,681

		TOTAL SOVEREIGN BONDS
		(Cost — $27,617,004)	31,514,004

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 1.6%

U.S. Government Agency — 1.3%
10,000,000		Federal National Mortgage Association (FNMA), 6.625% due 11/15/30	13,022,000

U.S. Government Obligations — 0.3%
2,000,000		U.S. Treasury Bonds, 5.375% due 2/15/31	2,360,626

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $12,796,227)	15,382,626

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $886,289,705)	947,804,408

SHORT-TERM INVESTMENT — 0.9%

Repurchase Agreement — 0.9%
9,232,000		Interest in $599,362,000 joint tri-party repurchase agreement dated 6/30/05 with Merrill Lynch & Co., Inc., 3.350% due 7/1/05, Proceeds at maturity — $9,232,859; (Fully collateralized by various U.S. Treasury obligations and U.S. government agency obligations, 0.000% to 4.625% due 6/16/06 to 1/13/33; Market value — $9,416,649) (Cost — $9,232,000)	9,232,000

		TOTAL INVESTMENTS — 98.5% (Cost — $895,521,705#)	957,036,408
		Other Assets In Excess of Liabilities — 1.5%	14,816,962

		TOTAL NET ASSETS — 100.0%	$971,853,370

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(b)	Rating by Moody’s Investors Service.
(c)	Variable rate securities. Coupon rates disclosed are those which are in effect at June 30, 2005. Maturity date shown is the date of the next coupon rate reset or actual maturity.
(d)	Rating by Fitch Rating Service.
#	Aggregate cost for Federal income tax purposes is substantially the same.

See pages 13 and 14 for definitions of ratings.

Abbreviations used in this schedule:
AIG – American International Guaranty
FNMA – Federal National Mortgage Association
FSA – Financial Security Assurance
GNMA – Government National Mortgage Association

See Notes to Financial Statements.

12   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ca,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

13   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Bond Ratings (unaudited) (continued)

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

Fitch Rating Service (“Fitch”) — Ratings from “AAA” to “CC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

14   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Statement of Assets and Liabilities (unaudited)	June 30, 2005

ASSETS:
Investments, at value (Cost — $895,521,705)	$957,036,408
Cash	163,875
Receivable for securities sold	23,765,982
Interest receivable	13,971,288
Receivable for Fund shares sold	1,024,130
Prepaid expenses	22,727

Total Assets	995,984,410

LIABILITIES:
Payable for securities purchased	22,050,845
Payable for Fund shares repurchased	1,108,291
Investment advisory fee payable	340,878
Transfer agent fees payable	250,089
Administration fee payable	154,354
Distribution fees payable	113,958
Directors’ fees payable	7,225
Accrued expenses	105,400

Total Liabilities	24,131,040

Total Net Assets	$971,853,370

NET ASSETS:
Par value (Note 7)	$74,021
Paid-in capital in excess of par value	906,940,414
Overdistributed net investment income	(5,593,271)
Accumulated net realized gain on investment transactions	8,917,503
Net unrealized appreciation on investments	61,514,703

Total Net Assets	$971,853,370

Shares Outstanding:
Class A	35,495,186

Class B	13,695,774

Class C	5,280,293

Class Y	19,549,892

Net Asset Value:
Class A (and redemption price)	$13.14

Class B*	$13.11

Class C*	$13.07

Class Y (and redemption price)	$13.13

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.50%)	$13.76

*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

15   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Statement of Operations (unaudited)	For the Six Months Ended June 30, 2005

INVESTMENT INCOME:
Interest	$25,527,056

EXPENSES:
Investment advisory fee (Note 2)	2,135,918
Distribution fees (Notes 2 and 4)	1,443,543
Administration fee (Note 2)	933,104
Transfer agent fees (Notes 2 and 4)	520,092
Shareholder reports (Note 4)	79,700
Custody	39,112
Registration fees	31,142
Directors’ fees	26,907
Audit and tax	14,866
Legal fees	8,192
Insurance	7,076
Miscellaneous expenses	3,163

Total Expenses	5,242,815

Net Investment Income	20,284,241

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	7,405,118
Change in Net Unrealized Appreciation/Depreciation From Investments	13,488,062

Net Gain on Investments	20,893,180

Increase in Net Assets From Operations	$41,177,421

See Notes to Financial Statements.

16   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2005 (unaudited)
and the Year Ended December 31, 2004

	2005	2004

OPERATIONS:
Net investment income	$20,284,241	$42,300,953
Net realized gain	7,405,118	14,582,223
Change in net unrealized appreciation/depreciation	13,488,062	4,108,548

Increase in Net Assets From Operations	41,177,421	60,991,724

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(22,263,658)	(46,334,893)
Net realized gains	—	(17,320,560)

Decrease in Net Assets From Distributions to Shareholders	(22,263,658)	(63,655,453)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	102,596,940	225,164,001
Reinvestment of distributions	12,470,269	35,281,394
Cost of shares repurchased	(161,575,108)	(209,775,202)

Increase (Decrease) in Net Assets From Fund Share Transactions	(46,507,899)	50,670,193

Increase (Decrease) in Net Assets	(27,594,136)	48,006,464

NET ASSETS:
Beginning of period	999,447,506	951,441,042

End of period*	$971,853,370	$999,447,506

* Includes overdistributed net investment income of:	$(5,593,271)	$(3,613,854)

See Notes to Financial Statements.

17   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2005(2)		2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$12.88		$12.92	$12.88	$12.10	$11.73	$11.22

Income From Operations:
Net investment income	0.27		0.56	0.58	0.62	0.74 (3)	0.73
Net realized and unrealized gain	0.28		0.25	0.08	0.83	0.37 (3)	0.50

Total Income From Operations	0.55		0.81	0.66	1.45	1.11	1.23

Less Distributions From:
Net investment income	(0.29)		(0.62)	(0.60)	(0.64)	(0.74)	(0.72)
Net realized gains	—		(0.23)	(0.02)	—	—	—
Return of capital	—		—	—	(0.03)	—	—

Total Distributions	(0.29)		(0.85)	(0.62)	(0.67)	(0.74)	(0.72)

Net Asset Value, End of Period	$13.14		$12.88	$12.92	$12.88	$12.10	$11.73

Total Return(4)	4.34%		6.47%	5.22%	12.43%	9.70%	11.36%

Net Assets, End of Period (millions)	$466		$438	$420	$384	$288	$218

Ratios to Average Net Assets:
Gross expenses	1.05	%(5)	1.06%	1.03%	1.03%	1.00%	1.03%
Net expenses	1.05	(5)	1.05 (6)	1.03	1.03	1.00	1.03
Net investment income	4.15	(5)	4.37	4.45	5.06	6.10 (3)	6.44

Portfolio Turnover Rate	23%		43%	53%	52%	39%	77%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)

Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.75, $0.36 and 6.15%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

18   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2005(2)		2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$12.85		$12.89	$12.86	$12.08	$11.71	$11.21

Income From Operations:
Net investment income	0.23		0.50	0.51	0.56	0.67 (3)	0.66
Net realized and unrealized gain	0.29		0.24	0.08	0.83	0.38 (3)	0.50

Total Income From Operations	0.52		0.74	0.59	1.39	1.05	1.16

Less Distributions From:
Net investment income	(0.26)		(0.55)	(0.54)	(0.58)	(0.68)	(0.66)
Net realized gains	—		(0.23)	(0.02)	—	—	—
Return of capital	—		—	—	(0.03)	—	—

Total Distributions	(0.26)		(0.78)	(0.56)	(0.61)	(0.68)	(0.66)

Net Asset Value, End of Period	$13.11		$12.85	$12.89	$12.86	$12.08	$11.71

Total Return(4)	4.08%		5.94%	4.65%	11.88%	9.17%	10.73%

Net Assets, End of Period (millions)	$180		$182	$208	$211	$161	$151

Ratios to Average Net Assets:
Gross expenses	1.59	%(5)	1.56%	1.52%	1.54%	1.51%	1.54%
Net expenses	1.59	(5)	1.55 (6)	1.52	1.54	1.51	1.54
Net investment income	3.62	(5)	3.87	3.94	4.56	5.59 (3)	5.93

Portfolio Turnover Rate	23%		43%	53%	52%	39%	77%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)

Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.68, $0.37 and 5.65%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

19   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)(2)	2005(3)		2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$12.81		$12.87	$12.83	$12.06	$11.69	$11.19

Income From Operations:
Net investment income	0.23		0.49	0.52	0.56	0.68 (4)	0.67
Net realized and unrealized gain	0.29		0.24	0.08	0.83	0.38 (4)	0.50

Total Income From Operations	0.52		0.73	0.60	1.39	1.06	1.17

Less Distributions From:
Net investment income	(0.26)		(0.56)	(0.54)	(0.59)	(0.69)	(0.67)
Net realized gains	—		(0.23)	(0.02)	—	—	—
Return of capital	—		—	—	(0.03)	—	—

Total Distributions	(0.26)		(0.79)	(0.56)	(0.62)	(0.69)	(0.67)

Net Asset Value, End of Period	$13.07		$12.81	$12.87	$12.83	$12.06	$11.69

Total Return(5)	4.09%		5.86%	4.80%	11.91%	9.28%	10.81%

Net Assets, End of Period (millions)	$69		$60	$54	$70	$39	$20

Ratios to Average Net Assets:
Gross expenses	1.67	%(6)	1.58%	1.44%	1.47%	1.41%	1.47%
Net expenses	1.67	(6)	1.57 (7)	1.44	1.47	1.41	1.47
Net investment income	3.55	(6)	3.85	4.02	4.61	5.60 (4)	6.00

Portfolio Turnover Rate	23%		43%	53%	52%	39%	77%

(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the six months ended June 30, 2005 (unaudited).
(4)

Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.69, $0.37 and 5.65%, respectively. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(5)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)	Annualized.
(7)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

20   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)	2005(2)		2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$12.87		$12.91	$12.87	$12.09	$11.72	$11.22

Income From Operations:
Net investment income	0.29		0.62	0.63	0.67	0.78 (3)	0.77
Net realized and unrealized gain	0.29		0.24	0.08	0.82	0.37 (3)	0.49

Total Income From Operations	0.58		0.86	0.71	1.49	1.15	1.26

Less Distributions From:
Net investment income	(0.32)		(0.67)	(0.65)	(0.68)	(0.78)	(0.76)
Net realized gains	—		(0.23)	(0.02)	—	—	—
Return of capital	—		—	—	(0.03)	—	—

Total Distributions	(0.32)		(0.90)	(0.67)	(0.71)	(0.78)	(0.76)

Net Asset Value, End of Period	$13.13		$12.87	$12.91	$12.87	$12.09	$11.72

Total Return(4)	4.55%		6.87%	5.62%	12.84%	10.07%	11.66%

Net Assets, End of Period (millions)	$257		$319	$269	$178	$149	$135

Ratios to Average Net Assets:
Gross expenses	0.65	%(5)	0.65%	0.64%	0.67%	0.68%	0.69%
Net expenses	0.65	(5)	0.64 (6)	0.64	0.67	0.68	0.69
Net investment income	4.53	(5)	4.79	4.84	5.44	6.43 (3)	6.78

Portfolio Turnover Rate	23%		43%	53%	52%	39%	77%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)

Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended December 31, 2001, net investment income, net realized and unrealized gain was less than $0.01 and the ratio of net investment income to average net assets would have been 6.49%. Per share information, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.
(6)	The investment adviser has voluntarily waived a portion of its fees.

See Notes to Financial Statements.

21   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

The Smith Barney Investment Grade Bond Fund (“Fund”), a separate investment fund of Smith Barney Investment Funds Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management investment company.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a)  Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b)  Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c)  Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d)  Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e)  Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

22   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(f)  Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g)  Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.45% of the Fund’s average daily net assets up to $500 million and 0.42% of the Fund’s average daily net assets thereafter. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets thereafter. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. During the six months ended June 30, 2005, the Fund paid transfer agent fees of $318,731 to CTB.

In addition, for the six months ended June 30, 2005, the Fund also paid $18,000 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

23   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For the six months ended June 30, 2005, CGM and its affiliates received sales charges of approximately $778,000 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class B	Class C

CDSCs	$222,000	$2,000

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3. Investments

During the six months ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$221,317,172

Sales	238,761,722

At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$69,058,171
Gross unrealized depreciation	(7,543,468)

Net unrealized appreciation	$61,514,703

4. Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the six months ended June 30, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Distribution Fees	$555,906	$666,050	$221,587

For the six months ended June 30, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C	Class Y

Transfer Agent Fees	$298,229	$134,249	$87,496	$118

For the six months ended June 30, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C	Class Y

Shareholder Reports Expenses	$37,194	$30,698	$11,440	$368

24   Smith Barney Investment Grade Bond Fund   |    2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5. Distributions Paid to Shareholders by Class

	Six Months Ended June 30, 2005	Year Ended December 31, 2004

Class A
Net investment income	$10,147,566	$20,404,845
Net realized gains	—	7,638,266

Total	$10,147,566	$28,043,111

Class B
Net investment income	$3,581,310	$8,135,878
Net realized gains	—	3,244,211

Total	$3,581,310	$11,380,089

Class C
Net investment income	$1,285,541	$2,439,328
Net realized gains	—	1,017,236

Total	$1,285,541	$3,456,564

Class Y
Net investment income	$7,249,241	$15,354,842
Net realized gains	—	5,420,847

Total	$7,249,241	$20,775,689

6. Distributions Subsequent to June 30, 2005

On May 25, 2005, the Fund’s Board declared dividends of $0.0480, $0.0423, $0.0414 and $0.0524 per share for Class A, B, C and Y, respectively, payable July 29, 2005 to shareholders of record on July 26, 2005.

7. Capital Shares

At June 30, 2005, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2005		Year Ended December 31, 2004

	Shares	Amount	Shares	Amount

Class A
Shares sold	3,990,039	$51,526,907	7,172,583	$92,466,786
Shares issued on reinvestment	662,817	8,574,957	1,843,785	23,646,310
Shares repurchased	(3,142,790)	(40,565,048)	(7,556,503)	(97,258,910)

Net Increase	1,510,066	$19,536,816	1,459,865	$18,854,186

Class B
Shares sold	1,047,048	$13,488,620	2,102,060	$27,092,254
Shares issued on reinvestment	223,260	2,881,844	705,637	9,032,731
Shares repurchased	(1,772,380)	(22,850,071)	(4,714,417)	(60,469,283)

Net Decrease	(502,072)	$(6,479,607)	(1,906,720)	$(24,344,298)

Class C*
Shares sold	1,217,395	$15,642,341	1,669,603	$21,483,548
Shares issued on reinvestment	78,756	1,013,468	203,817	2,602,353
Shares repurchased	(731,942)	(9,396,782)	(1,376,416)	(17,634,051)

Net Increase	564,209	$7,259,027	497,004	$6,451,850

25   Smith Barney Investment Grade Bond Fund   |    2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

	Six Months Ended June 30, 2005		Year Ended December 31, 2004

	Shares	Amount	Shares	Amount

Class Y
Shares sold	1,700,275	$21,939,072	6,544,677	$84,121,413
Shares repurchased	(6,922,993)	(88,763,207)	(2,638,149)	(34,412,958)

Net Increase (Decrease)	(5,222,718)	$(66,824,135)	3,906,528	$49,708,455

*  On April 29, 2004, Class L shares were renamed as Class C shares.

8. Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S.Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup

26   Smith Barney Investment Grade Bond Fund   |    2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Adviser”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Adviser is the investment adviser to the Fund.

27   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the 1940 Act, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Adviser. Therefore, the Fund’s Board of Directors will be asked to approve a new investment advisory contract between the Fund and the Adviser. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 1, 2005, the Board approved the new investment advisory contract between the Fund and the Adviser.

28   Smith Barney Investment Grade Bond Fund   |   2005 Semi-Annual Report

SMITH BARNEY
I N V E S T M E N T
G R A D E B O N D F U N D

	DIRECTORS	INVESTMENT ADVISER
	Paul R. Ades	AND ADMINISTRATOR
	Dwight B. Crane	Smith Barney Fund
	R. Jay Gerken, CFA	Management LLC
Chairman
	Frank G. Hubbard	DISTRIBUTORS
	Jerome Miller	Citigroup Global Markets Inc.
	Ken Miller	PFS Distributors, Inc.

	OFFICERS	CUSTODIAN
	R. Jay Gerken, CFA	State Street Bank and
	President and Chief	Trust Company
Executive Officer
TRANSFER AGENT
	Andrew B. Shoup	Citicorp Trust Bank, fsb.
	Senior Vice President and	125 Broad Street, 11th Floor
	Chief Administrative Officer	New York, New York 10004

	Kaprel Ozsolak	SUB-TRANSFER AGENTS
	Chief Financial Officer	PFPC Inc.
	and Treasurer	P.O. Box 9699
Providence, Rhode Island
	David A. Torchia	02940-9699
Vice President and
	Investment Officer	Primerica Shareholder Services
P.O. Box 9662
	Gerald J. Culmone	Providence, Rhode Island
	Vice President and	02940-9662
Investment Officer

Andrew Beagley
Chief Anti-Money Laundering
Compliance Officer and
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney Investment Funds Inc.

Smith Barney Investment Grade

This report is submitted for the general information of the shareholders of Smith Barney Investment Funds Inc. — Smith Barney Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

Bond Fund

The Fund is a separate investment fund of the Smith Barney Investment Funds Inc., a Maryland corporation.

SMITH BARNEY INVESTMENT
GRADE BOND FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

©2005 Citigroup Global Markets Inc.
Member NASD, SIPC

	FD02352 8/05	05-8928

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Investment Funds Inc.

Date:	September 7, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of Smith Barney Investment Funds Inc.

Date:	September 7, 2005

By:	/s/ Kaprel Ozsolak Kaprel Ozsolak Chief Financial Officer of Smith Barney Investment Funds Inc.

Date:	September 7, 2005